Exhibit 99.1
RENN Capital Presentation May 16, 2008

Forward-Looking Statements (c) 2008 Access Plans USA. All Rights Reserved. Certain statements included in this presentation constitute "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Access Plans USA, Inc.'s actual results, or industry results, may be materially different from any future results expressed or implied by such forward-looking statements. Certain portions of this presentation are not in accordance with U.S. Generally Accepted Accounting Principles. 3

Access Plans - Profile 5 We provide a broad range of affordable health care solutions for individuals and families. The market is large and growing: 47 million uninsureds - many working and in good health Employer-sponsored coverage, especially in small businesses, is being scaled back due to rising costs The individual marketplace is diverse and fragmented: Small distribution companies can thrive Numerous market niches CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

Access Plans - Profile, cont'd (c) 2008 Access Plans USA. All Rights Reserved. 7 We are currently organized into three divisions: Irving, TX based divisions: Insurance Marketing - market health insurance Consumer Plan - develop and market non-insurance (and limited benefit) health care solutions El Paso, TX division Regional Healthcare - third party claims administration/ utilization management and local proprietary network Access Plans is publicly traded - Nasdaq symbol: AUSA More information on our web-site: www.accessplansusa.com CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

Regional Health Care Division Consumer Plan Division Insurance Marketing Division (El Paso, TX) (Irving, TX) Protective Marketing Enterprises, Inc. Insuraco USA, LLC AUSA - Organizational Structure 5 CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

Access Plans - History (c) 2008 Access Plans USA. All Rights Reserved. 1 1 June 2001 - Care Entree merges into Precis (public shell) June 2004 - Precis acquires El Paso TPA June 2005 - Board terminates CEO (Judith Henkel) June 2006 - Non-binding Precis/Nauert merger agreement January 2007 - Close ICM/Insuraco merger, and: Peter Nauert appointed Chairman and CEO Parent company name changed to Access Plans USA August 2007 - Peter Nauert dies Ian Stuart appointed interim CEO; French Hill - chairman 3Q07 - Terminate Frank Apodaca (former El Paso CEO) October 2007 - Acquire Protective Marketing (PME) CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

AUSA Financial Summary (c) 2008 Access Plans USA. All Rights Reserved. CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY 7

Access Plans - Today (c) 2008 Access Plans USA. All Rights Reserved. CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY We are in the middle of a turnaround - "we entered 2008 with optimism on a number of fronts"; 4/2/08 earnings press release Strengthening Consumer Plan and Insurance Marketing Hiring sales personnel; developing new marketing channels Bringing new products to market Leveraging PME networks and back-office platform Adding compliance resource - evolving regulatory landscape Pursuing an alternative strategy for the El Paso TPA Excellent administration capability and local proprietary network But this division needs volume quickly - "to eliminate, later this year, ... the losses we are currently experiencing" 5/9/08 press release Addressing the "sins of the past" - actively seeking resolution of the outstanding legal matters set forth in our latest 10-K/10-Q filings 8

Broadening Individual Product Portfolio 17 CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

Delivering Consumer Value - example Partnerships (c) 2008 Access Plans USA. All Rights Reserved. CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY Recent examples of Patient Advocacy program savings: KS - 4/08: Member unable to pay balance; sought assistance Procedure - Endoscopy Billings reduced 24% to $1,397 TN - 4/08: Negotiate discount with out-of-network provider Procedure - Emergency room visit for abdominal pain Billing reduced 65% to $651 CA - 4/08: Member requesting sought assistance to reduce billing Procedure - IV Infusion Therapy - Hospital Billing reduced by over 90% to $650 10

Delivering Consumer Value - example (c) 2008 Access Plans USA. All Rights Reserved. 21 CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY Underwriting intelligence engine provides direction to appropriate carriers based on consumers' medical conditions Family members with different medical histories can be served easily by multiple companies/products One-stop shopping-superior blend of supplemental products -- cross sell opportunities -- multiple streams of income for agents Carrier provided, up-to-the minute, accurate pricing

Pursuing Strategic Partnerships (c) 2008 Access Plans USA. All Rights Reserved. CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY Examples of strategic partnership opportunities: Consumer Plan Marketing partnership to penetrate large Banks Build-out of proprietary dental/vision networks Pursuit of long-term strategic wholesale relationship(s) Insurance Marketing 1-08 agreement with HBD to promote the Insurint platform Exploring feasibility of penetrating small group market Also "exploring other potential strategic alternatives for the company" 4/2/08 press earnings release 12

Potential Earnings Opportunities Outlook/Opportunity (c) 2008 Access Plans USA. All Rights Reserved. 25 CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY

Rationale For Optimism (c) 2008 Access Plans USA. All Rights Reserved. 27 CONFIDENTIAL-FOR DISCUSSION PURPOSES ONLY Marketplace convergence and growth Short-term initiatives to improve profitability: Reverse El Paso "red ink" Execute operational efficiencies Beginning to capitalize on our core strengths: Nation's leading independent major medical agency Excellent legacy PME back-office platform and networks Marketing creativity Superior regulatory oversight Promising start to several strategic partnership ventures Strong board and institutional investor support

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